Form of Amendment to Change in Control Agreement

This Amendment (this “Amendment”) amends the change in control agreement dated as of April 27, 2017 (the “CIC Agreement”) between Corning Natural Gas Holding Corporation (the “Corporation”) and [Matthew J. Cook/ Russell S. Miller] (“Executive”).

Whereas, the board of directors of the Corporation believes it to be in the best interest of the Corporation to extend the termination date of the CIC Agreement by three years.

Now, Therefore, the Corporation and Executive agree as follows:

In Section 1(iii) of the CIC Agreement the termination date “May 1, 2022” is hereby replaced with “May 1, 2025.” The remaining terms and conditions of the CIC Agreement remain unchanged.

In Witness Whereof, the parties have executed this Amendment as of January 14, 2022.

Corning Natural Gas Holding Corporation

/s/ Michael I German

By Michael I. German

Chief Executive Officer

Agreed to and accepted by:

/s/ [Matthew J. Cook/ Russell S. Miller]

[Matthew J. Cook/ Russell S. Miller]